                                                                    Exhibit 10.2

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

(AHCCCS LOGO)

                                                     Page 1 of 3 plus Attachment

1. AMENDMENT NO.:   2. CONTRACT NO.:   3. EFFECTIVE DATE OF AMENDMENT:   4. PROGRAM:
        12            YH04-0001-03              JANUARY 1, 2006               DHCM

5. CONTRACTOR/PROVlDER NAME AND ADDRESS:

                              HEALTH CHOICE ARIZONA
                           1600 W. BROADWAY, SUITE 260
                            TEMPE, ARIZONA 85282-1136

6. PURPOSE:

          To incorporate the changes below and to amend capitation rates.

7. The above referenced contract is hereby amended as follows:

     A.   SECTION B, CAPITATION RATES - SEE ATTACHED RATE SHEET

     B.   SECTION C, DEFINITIONS: MEDICARE PART D EXCLUDED DRUGS

          Medicare Part D is the Prescription Drug Coverage option available to Medicare beneficiaries, including those also eligible for Medicaid. Medications that are available under this benefit will not be covered by AHCCCS post January 1, 2006. There are certain drugs that are excluded from coverage by Medicare, and will continue to be covered by AHCCCS. Those medications are barbiturates, benzodjazepines, and over the counter medication as defined in the AMPM. Prescription medications that are covered under Medicare, but are not on a Part D Health Plan's formulary are not considered excluded drugs, and will not be covered by AHCCCS.

     C.   SECTION D, PROGRAM REQUIREMENTS, PARAGRAPH 29, NETWORK MANAGEMENT:

          Insert the following language at the end of the Network Management paragraph:

          HOMELESS CLINICS:

          Contactors in Maricopa and Pima County must contract with homeless clinics at the AHCCCS Fee-for-Service rate for Primary Care services on or before April 1, 2006. Contracts must stipulate that:

          1. Only those members that request a homeless clinic as a PCP may be assigned to them; and

          2. Members assigned to a homeless clinic may be referred out-of-network for needed specialty services

          The Contractor must make resources available to assist homeless clinics with administrative issues such as obtaining Prior Authorization, and resolving claims issues.

          AHCCCSA will convenc meetings, as necessary, with the Contractors and the homeless clinics to resolve administrative issues and perceived barriers to the homeless members receiving care. Representatives from the Contractor must attend these meetings.

     D.   SECTION D, PROGRAM REQUIREMENTS, PARAGRAPH 57, REINSURANCE

          INSERT THE FOLLOWING LANGUAGE UNDER REINSURANCE AUDITS

          For CYE 2002, CYE 2003, CYE 2004, and CYE 2005, the Reinsurance Audit Process as described in contract is discontinued. No audit related recoupments will be made on reinsurance payments made for services delivered in the above listed contract years.

          DELETE THE PRE-AUDIT PARAGRAPH AND REPLACE IT WITH THE FOLLOWING
          LANGUAGE:

          PRE-AUDIT: Beginning in CYE 2006 medical audits on prospective and prior period coverage reinsurance cases will be conducted on a statistically significant random sample selected based on utilization trends. The Division of Health Care

          Management will select reinsurance cases based on encounter data received during the contract year to assure timeliness of the audit process. The Contractor will be notified of the documentation required for the medical audit. For closed contracts, a 100% audit may be conducted.

     E. SECTION D, PROGRAM REQUIREMENTS, PARAGRAPH 60, MEDICARE SERVICES AND COST SHARING

          INSERT THE FOLLOWING LANGUAGE AFTER THE FIRST PARAGRAPH:

          When a person with Medicare who is also eligible for Medicaid (dual eligible) is in a medical institution that is funded by Medicaid for a full calendar month, the dual eligible person is not required to pay co-payments for their Medicare covered prescription medications for the remainder of the calendar year. To ensure appropriate information is communicated for these members to the Center for Medicare and Medicaid Services (CMS), effective January 1, 2006 the Contractor must, using the approved form, notify the AHCCCS Member File Integrity Section (MFIS), via fax at (602) 253-4807 as soon as it determines that a dual eligible person is expected to be in a medical institution that is funded by Medicaid for a full calendar month, regardless of the status of the dual eligible person's Medicare lifetime or annual benefits. This includes:

               a.   Members who have Medicare part "B" only;

               b. Members who have used their Medicare part "A" life time inpatient benefit;

               c. Members who are in a continuous placement in a single medical institution or any combination of continuous placements in a medical institution.

          For purposes of the medical institution notification, medical institutions are defined as acute hospitals, psychiatric hospital - Non IMD, psychiatric hospital - IMD, residential treatment center - Non IMD, residential treatment center - IMD, skilled nursing facilities, and Intermediate Care Facilities for the Mentally Retarded.

     F. SECTION D, PROGRAM REQUIREMENTS, PARAGRAPH 78, MEDICARE MODERNIZATION ACT (MMA)

          DELETE PARAGRAPH 78, MEDICARE MODERNIZATION ACT LANGUAGE AND INSERT THE FOLLOWING:

          The Medicare Modernization Act of 2003 created a prescription drug benefit called Medicare Part D for individuals who are eligible for Medicare Part A and/or enrolled in Medicare Part B. Beginning January 1, 2006, AHCCCS will no longer cover prescription drugs that are covered under Part D for dual eligible members. AHCCCS will not cover prescription drugs for this population whether or not they are enrolled in Medicare Part D. Capitation rates will be adjusted accordingly to account for this change.

          DRUGS EXCLUDED FROM MEDICARE PART D: AHCCCS will continue to cover those drugs ordered by a PCP, attending physician, dentist or other authorized prescriber and dispensed under the direction of a licensed pharmacist subject to limitations related to prescription supply amounts, contractor formularies and prior authorization requirements if they are excluded from Medicare Part D coverage. Medications that are covered by Part D, but are not on a specific Part D Health Plan's formulary are not considered excluded drugs and will not be covered by AHCCCS.

          As the Medicare Modernization Act is fully implemented, there may be required changes to business practices of AHCCCS and contractors or the contract. AHCCCS will identify potential impacts and work with contractors to implement necessary program changes.

     G. PURSUANT TO SECTION E, CONTRACT CLAUSES, PARAGRAPH 46 AND SECTION F, ATTACHMENT A, MINIMUM SUBCONTRACT PROVISIONS, PARAGRAPH 27

          PLEASE INSERT THE FOLLOWING FEDERAL IMMIGRATION AND NATIONALITY ACT LANGUAGE IN PARAGRAPH 46 AND 27 OF THE SECTIONS LISTED ABOVE.

          ALL SUBCONTRACTS MUST CONTAIN THE FOLLOWING PROVISION BY OCTOBER
          1, 2006

          The Contractor shall comply with all federal, state and local immigration laws and regulations relating to the immigration status of their employees during the term of the contract. Further, the Contractor shall flow down this requirement to all subcontractors utilized during the term of the contract. The State shall retain the right to perform random audits of contractor and subcontractor records or to inspect papers of any employee thereof to ensure compliance. Should the State determine that the contractor and/or any subcontractors be found noncompliant, the State may pursue all remedies allowed by law, including, but not limited to; suspension of work, termination of the contract for default and suspension and/or debarment of the contractor.

NOTE: Please sign and date both and return one original to:
                              Gary L. Callahan, Contract Management Supervisor AHCCCS Contracts and Purchasing
                              701 E. Jefferson, MD 5700
                              Phoenix, AZ 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

     IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9. NAME OF CONTRACTOR:                  10. ARIZONA HEALTH CARE COST CONTAINMENT
   HEALTH CHOICE ARIZONA                    SYSTEM

SIGNATURE OF AUTHORIZED INDIVlDUAL:     SIGNATURE:


/s/ CAROLYN ROSE                        /s/ MICHAEL VEIT
-------------------------------------   ----------------------------------------
TYPED NAME: CAROLYN ROSE                TYPED NAME: MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER          TITLE: CONTRACTS AND PURCHASING
                                               ADMINISTRATOR

DATE 12/30/2005                         DATE: DECEMBER 14, 2005

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                      CAPITATION RATE SUMMARY - ACUTE RATES
                              HEALTH CHOICE ARIZONA
                                 1/1/06-9/30/06

                                                                                             MATERNITY                        MED
TITLE XIX AND         TANF     TANF      TANF     TANF     TANF     SSI      SSI             DELIVERY                      HOSPITAL
KIDSCARE RATES:      <1,M/F  1-13,M/F  14-44,F  14-44,M  45+,M/F   W/MED   W/OMED    SFP   SUPPLEMENT  NON-MED    MED    SUPPLEMENT
---------------     -------  --------  -------  -------  -------  -------  -------  ------  ----------  -------  -------  ----------
4 Apache/Coconino
   /Mohave/Navajo   $437.59   $105.41  $203.O2  $149.05  $357.09  $207.42  $636.53  $15.92   $5,707.51  $462.01  $813.64  $11,298.83
8 Gila/Pinal        $433.76   $105.05  $180.34  $127.17  $350.96  $182.57  $564.65  $17.67   $6,038.29  $425.54  $820.62  $10,021.35
10 Pima             $428.12   $102.00  $180.48  $121.47  $377.71  $191.20  $615.92  $14.16   $5,911.62  $380.22  $816.05  $10,415.89
12 Maricopa         $430.16   $102.38  $181.11  $125.43  $358.09  $171.76  $553.40  $18.63   $6,089.86  $428.84  $825.41  $ 9,902.59

                       TANF      TAMF      TANF     TANF     TANF     SSI      SSI
PCC RATES:           <1,M/F    1-13,M/F  14-44,F  14-44,M  45+,M/F   W/Med   W/o,Med                    NON-MED     MED
----------          ---------  --------  -------  -------  -------  -------  -------                    -------  ---------
4 Apache/Coconino
   /Mohave/Navajo   $  762.80   $41.29   $150.39  $122.52  $283.36   $40.89   $90.61                    $629.38  $1,575.24
8 Gila/Pinal        $  762.80   $41.29   $150.39  $122.52  $283.36   $40.89   $90.61                    $590.91  $1,558.69
10 Pima             $1,241.25   $41.29   $156.42  $127.43  $294.68   $31.86   $85.48                    $640.46  $1,597.79
12 Maricopa         $1,236.65   $41.29   $156.42  $127.43  $294.68   $32.08   $85.48                    $573.80  $1,548.92

                      HIFA     HIFA     HIFA    HIV/AIDS
OTHER RATES:        14-44,F  14-44,M  45+,M/F  SUPPLEMENT
------------        -------  -------  -------  ----------
4 Apache/Coconino
   /Mohave/Navojo   $229.48  $162.28  $394.63    $765.46
8 Gila/Pinal        $204.22  $138.74  $388.55    $765.46
10 Pima             $203.74  $131.93  $418.75    $755.46
12 Maricopa         $205.19  $136.91  $396.73    $755.46

*    Rates have been adjusted for $35,000 Reinsurance Deductible